Exhibit 99.1

Exhibit Index

Exhibit
No.

99.1
Unaudited pro forma consolidated balance sheets of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of June 30, 2013 and unaudited pro forma consolidated statements of operations of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the six months ended June 30, 2013 and for the year ended December 31, 2012, including the notes thereto.

Exhibit 99.1

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
On October 16, 2013, Brandywine Operating Partnership, L.P. (the "Operating Partnership") the limited partnership through which Brandywine Realty Trust, as sole general partner (the "Parent Company") and, together with the Operating Partnership and subsidiaries of the Operating Partnership, the "Company" or "we"), owns its assets and conducts its operations, contributed a portfolio of seven office properties containing an aggregate of 1,398,826 square feet located in Austin, Texas (the "Properties") to a joint venture (the "Venture") with G&I VII Austin Office LLC (“DRA”), an investment vehicle advised by DRA Advisors LLC. The Properties and related assets represent the Company's entire remaining property portfolio within the Austin, Texas region. DRA and we, based on an arm's length negotiation, agreed to an aggregate sales price of $330.0 million subject to an obligation on our part to fund the first $5.2 million of post-closing capital expenditures. The table below lists the location and square footage of each of the Properties:

	Property	City	State	No. of Buildings	Square Feet
1)	1250 South Capital of Texas Highway	Austin	TX	3	270,711
2)	1301 South MoPac Expressway	Austin	TX	1	222,580
3)	3711 South MoPac Expressway	Austin	TX	2	205,195
4)	1601 South MoPac Expressway	Austin	TX	1	195,639
5)	1501 South MoPac Expressway	Austin	TX	1	195,324
6)	1221 South MoPac Expressway	Austin	TX	1	173,302
7)	7000 West William Cannon Drive	Austin	TX	2	136,075
	Total			11	1,398,826
DRA owns a 50% interest in the Venture and we own a 50% interest in the Venture, subject to our right to receive up to an additional 10% of distributions. We and DRA, utilizing additional equity funding of up to $100.0 million per partner and to-be-determined third-party debt financing, intend to jointly pursue additional office opportunities in targeted Austin sub-markets and plan to co-invest in acquisitions that meet certain investment criteria.
At the closing the Venture obtained third party non-recourse debt financing of approximately $230.6 million secured by mortgages on the Properties and used proceeds of this financing together with $49.7 million of cash contributions by DRA (less $1.9 million of closing costs and $6.9 million of closing prorations and lender holdbacks) to fund a $271.5 million distribution to us. We have agreed to fund the first $5.2 million of post-closing capital expenditures on behalf of the Venture, resulting in net proceeds of $266.3 million after funding of our capital expenditure obligation. As part of the transaction, our subsidiary management company executed an agreement with the Venture to provide property management and leasing services to the Venture in exchange for a market-based fee.
The following unaudited pro forma consolidated financial statements of each of the Parent Company and the Operating Partnership have been prepared to reflect the effect of the contribution of assets as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The following unaudited pro forma consolidated financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2013 and the for the year ended December 31, 2012 are based on the historical consolidated statements of operations of each of the Parent Company and the Operating Partnership, and give effect to the contribution of assets as if it had occurred on January 1, 2012. The unaudited pro forma consolidated balance sheet as of June 30, 2013 is based on the balance sheet on that date of each of the Parent Company and Operating Partnership, and gives effect to the contribution of assets as if it occurred on June 30, 2013.

Exhibit 99.1

The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the contribution of assets, are factually supportable, are based upon available information and assumptions that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the contribution of assets actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.
The unaudited pro forma consolidated financial information, and the accompanying notes, should be read in conjunction with the Company's audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on February 26, 2013 and the Quarterly Report on Form 10-Q for the period ended June 30, 2013 filed on August 6, 2013.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2013
(in thousands, except per share data)

	As Reported	Venture Transaction		Reported as
	(A)	(B)		Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,620,460	$(286,799)	(B1)	$4,333,661
Accumulated depreciation	(967,726)	41,136	(B1)	(926,590)
Operating real estate investments, net	3,652,734	(245,663)		3,407,071
Construction-in-progress	51,260	(2,665)	(B1)	48,595
Land inventory	94,444	—		94,444
Total real estate investments, net	3,798,438	(248,328)		3,550,110
Cash and cash equivalents	215,948	271,540	(B2)	487,488
Accounts receivable, net	11,834	(233)	(B1)	11,601
Accrued rent receivable, net	124,341	(4,550)	(B1)	119,791
Investment in real estate ventures, at equity	176,875	18,272	(B3)	195,147
Deferred costs, net	119,917	(4,623)	(B1)	115,294
Intangible assets, net	59,919	(11,176)	(B1)	48,743
Notes receivable	7,026	—		7,026
Other assets	52,091	(220)	(B1)	51,871
Total assets	$4,566,389	$20,682		$4,587,071

LIABILITIES AND BENEFICIARIES’ EQUITY
Mortgage notes payable	$437,618	$—		$437,618
Unsecured credit facility	—	—		—
Unsecured term loans	450,000	—		450,000
Unsecured senior notes, net of discounts	1,492,127	—		1,492,127
Accounts payable and accrued expenses	70,434	(3,518)	(B1)	66,916
Distributions payable	25,587	—		25,587
Deferred income, gains and rent	81,903	(1,317)	(B1)	80,586
Acquired lease intangibles, net	30,455	(1,986)	(B1)	28,469
Other liabilities	44,196	4,821	(B4)	49,017

Total liabilities	2,632,320	(2,000)		2,630,320
Commitments and contingencies

Brandywine Realty Trust’s equity:
Preferred Shares (shares authorized-20,000,000):
6.90% Series E Preferred Shares	40	—		40
Common Shares of Brandywine Realty Trust’s beneficial interest	1,565	—		1,565
Additional paid-in capital	2,967,790	—		2,967,790
Deferred compensation payable in common shares	5,516	—		5,516
Common shares in grantor trust,	(5,516)	—		(5,516)
Cumulative earnings	490,754	22,427	(B5)	513,181
Accumulated other comprehensive loss	(4,601)	—		(4,601)
Cumulative distributions	(1,541,896)	—		(1,541,896)
Total Brandywine Realty Trust’s equity	1,913,652	22,427		1,936,079
Non-controlling interests	20,417	255	(B5)	20,672
Total beneficiaries' equity	1,934,069	22,682		1,956,751
Total liabilities and equity	$4,566,389	$20,682		$4,587,071

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the six months ended June 30, 2013
(in thousands, except per share data)

		Venture Transaction
	As Reported (C)	Properties Contributed (D)	Other (E)		Pro Forma
Revenue:
Rents	$231,201	$(11,138)	$—		$220,063
Tenant reimbursements	39,916	(7,958)	—		31,958
Termination fees	906	—	—		906
Third party management fees, labor reimbursement and leasing	6,389	—	312	(E1)	6,701
Other	2,330	(30)	—		2,300
Total revenue	280,742	(19,126)	312		261,928
Operating Expenses:
Property operating expenses	78,908	(5,086)	—		73,822
Real estate taxes	28,552	(3,550)	—		25,002
Third party management expenses	2,788	—	—		2,788
Depreciation and amortization	98,846	(6,230)	—		92,616
General and administrative expenses	13,886	1	—		13,887
Total operating expenses	222,980	(14,865)	—		208,115
Operating income	57,762	(4,261)	312		53,813
Other Income (Expense):
Interest income	180	(14)	—		166
Interest expense	(61,351)	—	194	(E2)	(61,157)
Interest expense — amortization of deferred financing costs	(2,344)	—	—		(2,344)
Interest expense - financing obligation	(429)	—	—		(429)
Equity in income of real estate ventures	3,043	—	684	(E3)	3,727
Gain from remeasurement of investment in real estate venture	7,847	—	—		7,847
Net gain (loss) on real estate venture transactions	3,683	—	—		3,683
Loss on early extinguishment of debt	(1,116)	—	—		(1,116)
Income from continuing operations before non-controlling interests	7,275	(4,275)	1,190		4,190
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	(51)	—	—		(51)
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	(39)	51	(14)		(2)
Net income attributable to continuing operations	7,185	(4,224)	1,176		4,137

Income allocated to Preferred Shares	(3,450)	—	—		(3,450)
Preferred share redemption charge	—	—	—		—
Amount allocated to unvested restricted shareholders	(193)	—	—		(193)
Net income from continuing operations allocated to Common Shareholders of Brandywine Realty Trust	$3,542	$(4,224)	$1,176		$494

Per share data:
Basic earnings per Common Share:
Continuing operations	$0.02				$—
Diluted earnings per Common Share:
Continuing operations	$0.02				$—

Basic weighted average shares outstanding	149,509				149,509

Diluted weighted average shares outstanding	150,666				150,666

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2012
(in thousands, except per share data)

		Venture Transaction
	As Reported (C)	Properties Contributed (D)	Other (E)		Other Dispositions (F)	Pro Forma
Revenue:
Rents	$459,855	$(19,763)	$—		$(21,256)	$418,836
Tenant reimbursements	78,613	(12,520)	—		(1,490)	64,603
Termination fees	3,233	(51)	—		—	3,182
Third party management fees, labor reimbursement and leasing	12,116	—	612	(E1)	—	12,728
Other	6,016	(41)	—		(306)	5,669
Total revenue	559,833	(32,375)	612		(23,052)	505,018
Operating Expenses:
Property operating expenses	159,296	(9,274)	—		(6,560)	143,462
Real estate taxes	55,969	(5,199)	—		(2,561)	48,209
Third party management expenses	5,127	—	—		—	5,127
Depreciation and amortization	195,841	(10,835)	—		(7,126)	177,880
General and administrative expenses	25,413	(135)	—		—	25,278
Total operating expenses	441,646	(25,443)	—		(16,247)	399,956
Operating income	118,187	(6,932)	612		(6,805)	105,062
Other Income (Expense):
Interest income	3,012	(40)	—		(4)	2,968
Historic tax credit transaction income	11,840	—	—		—	11,840
Interest expense	(132,939)	—	496	(E2)	—	(132,443)
Interest expense — amortization of deferred financing costs	(6,208)	—	—		—	(6,208)
Interest expense - financing obligation	(850)	—	—		—	(850)
Recognized hedge activity	(2,985)	—	—		—	(2,985)
Loss on real estate formation	(950)	—	—		—	(950)
Equity in income of real estate ventures	2,741	—	(520)	(E3)	—	2,221
Loss on early extinguishment of debt	(22,002)	—	—		—	(22,002)
Loss from continuing operations before non-controlling interests	(30,154)	(6,972)	588		(6,809)	(43,347)
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	(670)	—	—		—	(670)
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	736	126	(11)		123	974
Net loss attributable to continuing operations	(30,088)	(6,846)	577		(6,686)	(43,043)

Income allocated to Preferred Shares	(10,405)	—	—		—	(10,405)
Preferred share redemption charge	(4,052)	—	—		—	(4,052)
Amount allocated to unvested restricted shareholders	(376)	—	—		—	(376)
Net loss from continuing operations allocated to Common Shareholders of Brandywine Realty Trust	$(44,921)	$(6,846)	$577		$(6,686)	$(57,876)

Per share data:
Basic loss per Common Share:
Continuing operations	$(0.31)					$(0.40)
Diluted loss per Common Share:
Continuing operations	$(0.31)					$(0.40)

Basic weighted average shares outstanding	143,257					143,257

Diluted weighted average shares outstanding	143,257					143,257
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2013
(in thousands, except per share data)

	As Reported	Venture Transaction		Reported as
	(A)	(B)		Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,620,460	$(286,799)	(B1)	$4,333,661
Accumulated depreciation	(967,726)	41,136	(B1)	(926,590)
Operating real estate investments, net	3,652,734	(245,663)		3,407,071
Construction-in-progress	51,260	(2,665)	(B1)	48,595
Land inventory	94,444	—		94,444
Total real estate investments, net	3,798,438	(248,328)		3,550,110
Cash and cash equivalents	215,948	271,540	(B2)	487,488
Accounts receivable, net	11,834	(233)	(B1)	11,601
Accrued rent receivable, net	124,341	(4,550)	(B1)	119,791
Investment in real estate ventures, at equity	176,875	18,272	(B3)	195,147
Deferred costs, net	119,917	(4,623)	(B1)	115,294
Intangible assets, net	59,919	(11,176)	(B1)	48,743
Notes receivable	7,026	—		7,026
Other assets	52,091	(220)	(B1)	51,871
Total assets	$4,566,389	$20,682		$4,587,071

LIABILITIES AND EQUITY
Mortgage notes payable	$437,618	$—		$437,618
Unsecured credit facility	—	—		—
Unsecured term loans	450,000	—		450,000
Unsecured senior notes, net of discounts	1,492,127	—		1,492,127
Accounts payable and accrued expenses	70,434	(3,518)	(B1)	66,916
Distributions payable	25,587	—		25,587
Deferred income, gains and rent	81,903	(1,317)	(B1)	80,586
Acquired lease intangibles, net	30,455	(1,986)	(B1)	28,469
Other liabilities	44,196	4,821	(B4)	49,017

Total liabilities	2,632,320	(2,000)		2,630,320

Commitments and contingencies
Redeemable limited partnership units at redemption value	26,241	—		26,241

Brandywine Operating Partnership, L.P.’s equity:
6.90% Series E-Linked Preferred Mirror Units	96,850	—		96,850
General Partnership Capital	1,815,979	22,682	(B5)	1,838,661
Accumulated other comprehensive loss	(5,001)	—		(5,001)
Total Brandywine Operating Partnership's Equity	1,934,069	22,682		1,956,751
Total liabilities and partners' equity	$4,566,389	$20,682		$4,587,071

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the six months ended June 30, 2013
(in thousands, except per share data)

		Venture Transaction
	As Reported (C)	Properties Contributed (D)	Other (E)		Pro Forma
Revenue:
Rents	$231,201	$(11,138)	$—		$220,063
Tenant reimbursements	39,916	(7,958)	—		31,958
Termination fees	906	—	—		906
Third party management fees, labor reimbursement and leasing	6,389	—	312	(E1)	6,701
Other	2,330	(30)	—		2,300
Total revenue	280,742	(19,126)	312		261,928
Operating Expenses:
Property operating expenses	78,908	(5,086)	—		73,822
Real estate taxes	28,552	(3,550)	—		25,002
Third party management expenses	2,788	—	—		2,788
Depreciation and amortization	98,846	(6,230)	—		92,616
General and administrative expenses	13,886	1	—		13,887
Total operating expenses	222,980	(14,865)	—		208,115
Operating income	57,762	(4,261)	312		53,813
Other Income (Expense):
Interest income	180	(14)	—		166
Interest expense	(61,351)	—	194	(E2)	(61,157)
Interest expense — amortization of deferred financing costs	(2,344)	—	—		(2,344)
Interest expense - financing obligation	(429)	—	—		(429)
Equity in income of real estate ventures	3,043	—	684	(E3)	3,727
Gain from remeasurement of investment in real estate venture	7,847	—	—		7,847
Net gain (loss) on real estate venture transactions	3,683	—	—		3,683
Loss on early extinguishment of debt	(1,116)	—	—		(1,116)
Income from continuing operations	7,275	(4,275)	1,190		4,190

Income allocated to Preferred Units	(3,450)	—	—		(3,450)
Preferred unit redemption charge	—	—	—		—
Amount allocated to unvested restricted shareholders	(193)	—	—		(193)
Net income from continuing operations allocated to Common Partnership Units	$3,632	$(4,275)	$1,190		$547

Per share data:
Basic earnings per Common Partnership Unit:
Continuing operations	$0.02				$—
Diluted earnings per Common Partnership Unit:
Continuing operations	$0.02				$—

Basic weighted average common partnership units outstanding	151,324				151,324

Diluted weighted average common partnership units outstanding	152,481				152,481

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2012
(in thousands, except per share data)

		Venture Transaction
	As Reported (C)	Properties Contributed (D)	Other (E)		Other Dispositions (F)	Pro Forma
Revenue:
Rents	$459,855	$(19,763)	$—		$(21,256)	$418,836
Tenant reimbursements	78,613	(12,520)	—		(1,490)	64,603
Termination fees	3,233	(51)	—		—	3,182
Third party management fees, labor reimbursement and leasing	12,116	—	612	(E1)	—	12,728
Other	6,016	(41)	—		(306)	5,669
Total revenue	559,833	(32,375)	612		(23,052)	505,018
Operating Expenses:
Property operating expenses	159,296	(9,274)	—		(6,560)	143,462
Real estate taxes	55,969	(5,199)	—		(2,561)	48,209
Third party management expenses	5,127	—	—		—	5,127
Depreciation and amortization	195,841	(10,835)	—		(7,126)	177,880
General and administrative expenses	25,413	(135)	—		—	25,278
Total operating expenses	441,646	(25,443)	—		(16,247)	399,956
Operating income	118,187	(6,932)	612		(6,805)	105,062
Other Income (Expense):
Interest income	3,012	(40)	—		(4)	2,968
Historic tax credit transaction income	11,840	—	—		—	11,840
Interest expense	(132,939)	—	496	(E2)	—	(132,443)
Interest expense — amortization of deferred financing costs	(6,208)	—	—		—	(6,208)
Interest expense - financing obligation	(850)	—	—		—	(850)
Recognized hedge activity	(2,985)	—	—		—	(2,985)
Loss on real estate formation	(950)	—	—		—	(950)
Equity in income of real estate ventures	2,741	—	(520)	(E3)	—	2,221
Loss on early extinguishment of debt	(22,002)	—	—		—	(22,002)
Income (loss) from continuing operations	(30,154)	(6,972)	588		(6,809)	(43,347)

Income allocated to Preferred Units	(10,405)	—	—		—	(10,405)
Preferred unit redemption charge	(4,052)	—	—		—	(4,052)
Amount allocated to unvested restricted shareholders	(376)	—	—		—	(376)
Net income (loss) from continuing operations allocated to Common Partnership Units	$(44,987)	$(6,972)	$588		$(6,809)	$(58,180)

Per share data:
Basic loss per Common Partnership Unit:
Continuing operations	$(0.31)					$(0.40)
Diluted loss per Common Partnership Unit:
Continuing operations	$(0.31)					$(0.40)

Basic weighted average common partnership units outstanding	145,883					145,883

Diluted weighted average common partnership units outstanding	145,883					145,883

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Pro Forma Adjustments

(A)
Reflects the Company's consolidated balance sheet as of June 30, 2013, as contained in the historical financial statements and notes thereto presented in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

(B)
The pro forma adjustments represent the elimination of the assets and liabilities of the Properties contributed. These adjustments also include actual cash received at closing on October 16, 2013 of $271.5 million.

(B1) Represents the sale of the Properties' assets and liabilities.
(B2) Represents net proceeds received by Brandywine upon sale of the Properties.
(B3) Represents the Company's 50% basis in the Venture based on the carrying value of the Properties contributed as of June 30, 2013.
(B4) Represents our obligation to fund the first $5.2 million of post-closing capital expenditures and leasing costs with respect to new tenants, offset by the sale of certain of the Properties' liabilities.
(B5) Represents the estimated gain on sale recognized by the Company upon completion of the sale transaction as if the sale occurred as of June 30, 2013, and was calculated as follows:

Contractual Sales Price of the Properties	$330,000,000
Less: Equity in the Venture	(49,700,000)
Partial sale value of the Properties	$280,300,000
Less: Actual closing costs and June 30, 2013 prorations	(3,545,624)
Less: Share of mortgage indebtedness	(115,300,000)
Less: Our obligation to fund future capital expenditures and leasing costs	(5,200,000)
Less: Property basis as of June 30, 2013	(133,572,059)
Estimated gain	$22,682,317
Less: Estimated gain attributable to non-controlling interest	(255,362)
Estimated gain attributable to shareholders (i)	$22,426,955

(i)
The Company expects to record an estimated $26.2 million gain on sale from this transaction as of October 16, 2013 as a result of additional depreciation expense and changes in the basis from June 30, 2013.

(C)
Reflects the consolidated results of operations for the Company for the six months ended June 30, 2013 and the year ended December 31, 2012 as contained in the historical financial statements and notes thereto in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and Annual Report on Form 10-K for the year ended December 31, 2012, respectively.

(D)
Represents revenues and expenses of the Properties sold for the six months ended June 30, 2013 and the year ended December 31, 2012. Included in the Properties sold is 7000 West William Cannon Drive, which was purchased December 31, 2012. Each of the other Properties sold were held for the entire periods presented in the pro forma statements.

Exhibit 99.1

(E)	Represents additional adjustments made in connection with the Venture transaction as follows:

(E1) Represents management fee income pursuant to the management and leasing agreement.
(E2) Represents an adjustment made to interest expense in connection with the sale of the Properties. Interest expense represents the elimination of interest expense on a portion of the Company's unsecured revolving credit facility that was repaid with proceeds from the sale as if the sale occurred on January 1, 2012 using actual monthly interest rates on the revolving credit facility over the periods. Each 1/8 of 1% decrease in the interest rate of the revolving credit facility will decrease interest expense by a nominal amount for the six months ending June 30, 2013 and the year ended December 31, 2012, respectively.
(E3) Represents the Company's share of net income from the Venture, assuming the Venture commenced January 1, 2012.

(F)
Represents the elimination of the actual historical results of operations of the other dispositions occurring in 2013 as if the dispositions occurred on January 1, 2012. Included within other dispositions is a portfolio of eight properties sold in Lawrenceville, New Jersey on February 25, 2013. On March 1, 2013 the Company filed an 8-K including pro forma financial information in connection with the sale of the eight properties. All other dispositions were not significant individually or in aggregate under Regulation S-X prior to the disposition of the Properties to the Venture. No such adjustment is applicable to the Pro Forma Consolidated Income Statements for the six months ended June 30, 2013, as these properties were classified as discontinued operations during the period and historical reported numbers already reflect the classification of revenues and expenses of discontinued operations.